Exhibit 4.1

NUMBERACSHARESATLANTIC CAPITAL BANCSHARES, INC.INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIACOMMON STOCK SEE REVERSE FOR CERTAIN DEFINITIONSis the owner of FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, WITHOUT PAR VALUEATLANTIC CAPITAL BANCSHARES, INC.transferable only on the books of the Corpo1·ation by the holder hereof in pe1·son OJ’ by Attorney upon sw’l’ender of this Certificate properly endorsed. This Certificate is not vah’d until countersigned by the Transfe1·Agent and registered by the Registrar.IN WITNESS WHEREOF, the said C01p01·ation has caused this Certificate to be signed by the facsimile signatures ofits duly authorized officers and its Corporate seal to be hereunto affixed.DATED:CAROL H.TIARSMITH,SECRETARYDOUCI AS L. WILLIAMS, PRESIDENT AND CEOCOUNTERSIGNED AND REGISTEREDCOMPUTERSHARE TRUST COMPANY, N.A.TRANSFER AGENT AND REGISTRARBYAUTHORIZED SIGNATUREM.BURR KEIM, PHILA.ATLANTIC CAPITAL BANCSHARES, INC

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:TEN COM—as tenants in commonTEN ENT —as tenants by the entiretiesJT TEN —as joint tenants with right of survivorship and not as tenants in commonUNIF GIFT MIN ACT- Custodian(Cust) (Minor)Actu nder Uniform Gifts            to Minor_sAdditional abbreviations may also be used though not in the above list.For Value Receivect hereby sell, assign and trans fer untoPLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)Shares o fthe Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appointto trans fer the said Shares on the books o f the within named Corporation with fullpower o f substitution in the premises.Dated: XXNOTICE. THE SIGNATURE(S) TO THISASSIGNMENT MUSTCORRESPONDWITHTHENAME(S). AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR.WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.Signa ture(s) GuaranteedBY:_ — — ——-THE SIGNATURE($) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTORINSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.